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                         ASSIGNMENT OF REINSURANCE




                      CLOSED TYPE JSC KARAKUDUKMUNAY

                                    AND

                     THE PARTIES LISTED IN APPENDIX 1

                                    AND

                     THE PARTIES LISTED IN APPENDIX 2

                                    AND

                THE LAW DEBENTURE TRUST CORPORATION P.L.C.



                           DATED 8 FEBRUARY 2000





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                               White & Case
                               7-11 Moorgate
                              London EC2R 6HH




This ASSIGNMENT OF REINSURANCE dated 8 February 2000 (this "Agreement") between CLOSED TYPE JSC KARAKUDUKMUNAY, a company organised and existing under the laws of the Republic of Kazakhstan (the "ASSIGNOR"); the primary Insurers listed in Appendix 1, each for its own interest but collectively called the "ORIGINAL INSURERS"; the Reinsurers listed in Appendix 2 each for its own interest but collectively called the "REINSURERS" and THE LAW DEBENTURE TRUST CORPORATION P.L.C. a corporation organised under the laws of England (the "SECURITY TRUSTEE") (the Security Trustee and the Assignor together, the "INSUREDS").

WHEREAS:

(A) Pursuant to a loan agreement dated 1 November 1999 (the "Loan Agreement") between the Borrower, the Co-Obligors, Shell Capital Services Limited, Shell Capital Limited and the Lenders (as such terms are defined in the Loan Agreement), the Lenders have agreed to make available to the Assignor secured loan facilities in an aggregate principal amount not exceeding US$24,000,000 on the terms and subject to the conditions contained in the Loan Agreement.

(B) At the request of the Facility Agent, the Security Trustee has agreed to act as trustee under the Security Trust Deed and to hold the benefit of the security constituted by or pursuant to the Security Documents and the covenants and obligations of the Obligor's under the Security Documents on trust for the Finance Parties.

(C) The Assignor is required under the terms of the Loan Agreement to procure and maintain insurance and reinsurance of certain risks.

(D) The Original Insurers (with the agreement of the Assignor and the Finance Parties) wish to reinsure the risks insured by them with the Reinsurers, and the Reinsurers are willing (with the agreement of the Original Insurers evidenced by their participation in this Agreement) to reinsure those risks for the benefit of the Insureds, to receive premiums from the Original Insurers or the Assignor (as appropriate) and to pay claims direct to the Insureds on their own behalf and on behalf of the Original Insurers.

(E) In order to ensure compliance with the laws of the Republic of Kazakhstan, the Original Insurers have agreed to provide insurance on a direct basis. Having regard to the size of the risks thereby assumed by them the Original Insurers wish to reinsure facultatively 95% of the risks that each of them has assumed, and to assign to the Insureds the benefit of those Reinsurance Contracts (as defined below) and of any reinsurance proceeds. The Original Insurers agree to the Reinsurers dealing directly with the Insureds and to the other arrangements recorded in this Agreement.

(F) It is a condition precedent to making the loan under the Loan Agreement that the parties enter into this Assignment of Reinsurance.

     IT IS AGREED AS FOLLOWS:

1    DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS

     Terms defined in the Loan Agreement have the same meanings when used in this Agreement, unless the context otherwise requires. In addition, the following terms have the meanings specified opposite them:

     "ACT"                    means the Law of Property Act 1925;

     "ATTORNEY"               means any person so appointed by the Assignor
                              pursuant to Clause 6.4;

     "INSOLVENCY ACT"         means the Insolvency Act 1986;

     "INSURANCE PROCEEDS"     means all proceeds (of whatever kind and
                              however arising) of any of the Underlying
                              Insurances and all cash and other property at any time and from time to time receivable or distributable in respect of or in exchange for the Underlying Insurances.

     "REINSURANCE CONTRACTS"  means those contracts of reinsurance under which the Reinsurers reinsure the Original
                              Insurers in respect of the Underlying
                              Insurances, (including, without limitation, those contracts details of which are set out in Appendix 5) including (for the avoidance of doubt) any renewals of those contracts.

     "SECURED LIABILITIES"    means all moneys and liabilities (whether
                              actual or contingent) which are now or may at any time hereafter be due, owing or payable to (a) any of the Finance Parties from or by the Obligors under or in connection with (i) the Loan Agreement, (ii) this Agreement, and
                              (iii) any other Finance Document, together with all legal and other costs, charges and expenses which any of the Finance Parties may incur in enforcing or obtaining, or attempting to enforce or obtain, payment of any such moneys and liabilities.

     "UNDERLYING INSURANCES"  means any and all contracts of insurance which is from time to time effected and
                              maintained by the Assignor in respect of the Project (including without limitation those contracts details of which are set out in Appendix 4), and all renewals of those contracts, but excluding contracts of insurance covering the Assignor's liability to third parties.

1.2  INTERPRETATION

In this Agreement, unless the context otherwise requires:

(a) headings are for convenience only and do not affect the interpretation of this Agreement;

(b)  words importing the singular include the plural and vice versa;

(c) a reference to a natural person includes any company, partnership, trust, joint venture, association, corporation or other body corporate and any governmental authority or agency;

(d) a reference to a Clause, Article, party, Exhibit, Annex or Schedule is a reference to that Clause or Article of, or that party, Exhibit, Annex or Schedule to, this Agreement;

(e) a reference to a document includes an amendment or supplement to, or replacement or novation of, that document but disregarding any amendment, supplement, replacement or novation made in breach of this Agreement; and

(f) a reference to a party to any document includes that party's successors and permitted assigns.

1.3  INCORPORATION OF POLICY TERMS

     The Reinsurance Contracts and this Agreement shall be read and construed as one agreement between the parties.

2    PREMIUM PAYMENT ARRANGEMENTS

2.1 The Original Insurers shall promptly pay to the Reinsurers any premium payment received by them in respect of the Reinsurance Contracts. The Original Insurers shall make such premium payments to the Reinsurers in such amounts and at such frequency as specified in the Reinsurance Contracts or as otherwise directed by the Security Trustee and agreed by the Reinsurers.

2.2 At the discretion of and on the demand of the Security Trustee, the premium payable to the Reinsurers for the insurance protection afforded to the Original Insurers under the Reinsurance Contracts may be paid on the direction of the Original Insurers by the Assignor on behalf of the Original Insurers to the Reinsurers (less any agreed broker commission).

2.3 Payment by the Assignor to the Reinsurers pursuant to Clause 2.2 shall discharge the liability of the Assignor to pay any premium to the Original Insurers to the extent of its payment to the Reinsurers, and of the Original Insurers to pay any premium to the Reinsurers.

3    CLAIMS CONTROL AND PAYMENT ARRANGEMENTS

3.1 The Original Insurers hereby delegate to the Reinsurers their responsibility for the investigation, handling, negotiation, agreement and settlement of all claims against the Original Insurers in respect of which the Original Insurers are reinsured under this Agreement.
     The Insureds shall notify claims and all supporting information both to the Original Insurers and the Reinsurers. The Reinsurers shall co-operate with the Original Insurers and keep the Original Insurers advised of the progress of their review of all claims notified, and of all claims that they agree or dispute. Any agreement between the Reinsurers and the Insureds that any payment is due under or in respect of the Underlying Insurance, and as to the amount of that payment (including an EX GRATIA payment) shall be binding on the Original Insurers and shall constitute a sum due from the Original Insurers to the Insureds.

3.2 If so required by the Insureds and on the basis set out in Clauses 4.1 and 4.2, the Reinsurers will on demand settle directly with the Insureds in accordance with the policy terms and conditions any amount that has become due to the Insureds from the Original Insurers under or in respect of the Underlying Insurances to the extent that the Reinsurers have reinsured the Original Insurers in respect of the Underlying Insurances.

3.3 The Insureds will not pursue any claim against any of the Original Insurers for more than its net proportion of any insurance (net meaning the proportion not reinsured by it with the Reinsurers) unless the Reinsurers have failed to meet their obligations under Clause 3.2 within 60 days of being requested in writing to do so.

4    EFFECT OF PAYMENT BY REINSURERS

4.1 Payment by the Reinsurers in accordance with Clauses 3.2 and 4.2 shall discharge the liability (i) of the Original Insurers to the Insureds to the extent of that payment, and (ii) of the Reinsurers to the Original Insurers (if any) under the Reinsurance Contracts in respect of the reinsured proportion of the liability to which that payment relates.

4.2 All payments by the Reinsurers to the Insureds shall be made in accordance with the payment provisions in the Underlying Insurances and in accordance with Clause 6.6.

4.3 If, notwithstanding the parties' intentions, any Original Insurer shall at any time and for any reason receive payment of any moneys from the Reinsurers in respect of or relating to the reinsurance of any Underlying Insurance, such Original Insurers shall receive such payment as a trustee or fiduciary agent, and shall hold such payment on trust or as a fiduciary agent for the Insureds and shall promptly pay those moneys in accordance with Clause 6.6.

5    COVENANT TO PAY; ASSIGNMENT

5.1 The Assignor covenants with the Security Trustee that it will on demand pay and discharge the Secured Liabilities when due, to the Security Trustee.

5.2 To secure on a continuing basis the due and prompt payment in full of all or any part of the moneys that may become due to the Insureds under the Underlying Insurances, each of the Original Insurers assigns absolutely in favour of the Insureds all of the Original Insurers' present and future rights, title and interest in, to and in respect of the Reinsurance Contracts and in any moneys whatsoever received or receivable under or in respect of the Reinsurance Contracts with full title guarantee. This assignment extends to (i) all future renewals of policies and contracts of reinsurance of the Underlying Insurances, including all moneys received or receivable under such policies and contracts, (ii) return premiums becoming due under the Reinsurance Contracts, and (iii) the benefit of this Agreement. The Assignor and the Security Trustee hereby accept the assignment from the Original Insurers.

5.3 To secure on a continuing basis the due and prompt payment in full of its obligations under the Finance Documents, the Assignor assigns absolutely in favour of the Security Trustee all of its present and future rights, title to and interests under Clause 5.2 of this Agreement with full title guarantee.

5.4 In the event that any of the Original Insurers has settled fully and finally any claim under the Underlying Insurances and has paid fully and finally all moneys due to the Insureds under such settlement, the benefit of the right to reimbursement in respect of that claim from the Reinsurers under the relevant Reinsurance Contracts shall be reassigned by the Insureds to the Original Insurers.

5.5 The Original Insurers consent to the Assignor assigning or passing on in whole or in part the benefit of all or any of the rights and powers acquired by it under this Agreement to the Security Trustee in accordance with Clause 5.3 of this Agreement and the other Finance Documents.

5.6 Neither any assignment provided for or referred to in this Agreement, nor the receipt by the Security Trustee of any payment pursuant to this Agreement or to the Underlying Insurances or the Reinsurance Contracts, shall cause the Security Trustee to be under any obligation or liability to any other party to this Agreement or to be responsible for any other party's failure to perform its obligations under this Agreement or under the Underlying Insurances or the Reinsurance Contracts.

6 AGREEMENTS AND UNDERTAKINGS WITH RESPECT TO THE REINSURANCE CONTRACTS AND UNDERLYING INSURANCES

6.1 The Reinsurers acknowledge and consent to the assignment by each of the Original Insurers of their rights to receivables from the Reinsurers in favour of the Insureds.

6.2 The Original Insurers and the Reinsurers agree to ensure that each of the Reinsurance Contracts shall be endorsed for the benefit of the Security Trustee in the terms set out in Appendix 3.

6.3 Each of the Assignor and the Original Insurers agree at any time and from time to time on the first demand of the Security Trustee and at the sole expense of the Assignor or Original Insurer, as appropriate, to promptly and duly sign and deliver any document and to undertake any actions which (A) the Security Trustee may direct for the purposes of ensuring the validity and legality of the assignment, or (B) the Security Trustee may direct and which are necessary in the opinion of the Security Trustee in order to exercise any of the rights and powers granted to the Security Trustee under this Agreement.

6.4 The Assignor appoints, irrevocably and by way of security, the Security Trustee to be the Attorney of the Assignor (with full powers of substitution and delegation), on its behalf and in its name or otherwise, at such time and in such manner as the Attorney may think fit:

     (a) to do anything which the Assignor is obliged to do (but has not done) under this Agreement including, but without limitation, to complete and execute any transfer of, or security over, the Reinsurance Contracts; and

     (b) generally to exercise the rights conferred on the Security Trustee in relation to the Reinsurance Contracts or under, or in connection with, this Agreement, the Act or the Insolvency Act.

     The Assignor covenants to ratify and confirm whatever any Attorney shall do or purport to do in the exercise or purported exercise of the Power of Attorney in Clause 6.4.

6.5 The Assignor agrees that it will consult with and keep the Security Trustee informed at all times when negotiating, either directly or through an agent or broker, any further Underlying Insurances or Reinsurance Contracts with any Original Insurer, Reinsurer or other insurance company.

6.6 All Insurance Proceeds (whether payable by the Original Insurers or, as provided in this Agreement, on their behalf by the Reinsurers) shall be paid directly to the KKM Proceeds Account where they shall be held as additional security for the payment of the Secured
     Liabilities.

6.7. The Assignor shall take all such action required by the Security Trustee and by the laws of any relevant jurisdiction to perfect and maintain the security interests intended to be created by the Assignor under this Agreement.

7    NOTICES

7.1. All notices or other communications shall be in writing addressed to the relevant party. A written notice includes a facsimile
     transmission.   Any such notice shall be deemed to be given as
     follows:

     (a)  if by personal delivery or letter, when delivered; and

     (b)  if by facsimile, when the answerback is received.

     However, a notice given in accordance with the above but received on a non-working day of after business hours in the place of receipt shall only be deemed to be given on the next working day in that place.

7.2. The address and facsimile number of the parties to this Agreement are:

     (a)  For the Security Trustee

          The Law Debenture Trust Corporation p.l.c.
          Princes House, 95 Gresham Street
          London EC2V 7LY

          Attention:     The Manager, Trust Management

          Facsimile:     44 (0)20 7696 5261/7606 0643

     (b)  For Closed Type JSC Karakudukmunay

          Microdistrict 3, Building 82
          Aktau
          Republic of Kazakhstan

          Attention:     Financial Director

          Facsimile:     (7-3292) 518 336

     (c)  For the Original Insurers:

          Kazakinstrakh JSC
          69 Zhibek Zholy Street, 480004
          Alnaty, Republic of Kazakstan

          Attention:     Erbolat Ospanov, Chairman
          Facsimile:     (3272) 50 74 37

     (d)  For the Reinsurers are:

          Schwarzmeer Und Ostsee Insurance Company Limited (SOVAG) U.K. 37-39 Lime Street
          London  EC3M  7AY
          England

          Attention:     Pierre Bou Mansoor, SeniorUnderwriter

          Facsimile:     (44) 171 628 8881

     or such other as each party may notify to the other parties by not less than five Business Days' notice.

7.3. Each communication and document made or delivered by one party to another pursuant to this Agreement shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation.

8    REMEDIES AND WAIVERS, PARTIAL INVALIDITY

8.1. Time is the essence of each of the Assignor's, the Original Insurer's and the Reinsurer's obligations under this Agreement but no failure to exercise, nor any delay in exercising, on the part, of the Security Trustee, any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies contained in this Agreement are cumulative and not exclusive of any rights or remedies provided by law. The Security Trustee may agree to any waiver of any of its rights or remedies under this Agreement on such terms as it sees fit.

8.2. If, at any time, any provision of this Agreement is or becomes illegal invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement under the law of that jurisdiction nor the legality, validity or enforceability of that or any other provision of this Agreement under the law of any other jurisdiction shall in any way be affected or impaired thereby unless the effect of the foregoing would be substantially to alter the rights and obligations of the parties originally agreement.

9    ASSIGNMENT

     The Security Trustee may at any time, without the consent of any of the Assignor, the Original Insurers or the Reinsurers, assign or transfer the whole or, as the case may be, any part of the Security Trustee's rights under this Agreement to any person. None of the Assignor, the Original Insurers and the Reinsurers may assign, transfer, novate or dispose of or any interest in, their rights or obligations under this Agreement.

10   LAW AND JURISDICTION

10.1.     This Agreement shall be governed by English law.

10.2. (a) For the exclusive benefit of the Security Trustee and the Facility Agent, each of the Assignor, the Original Insurers and the Reinsurers irrevocably agrees that the courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceedings (together in this Clause 10 (Law and Jurisdiction) referred to as "proceedings") arising out of or in connection with this Agreement may be brought in such courts, subject to the option referred to in Clause 10.6 (Arbitration).

          (b) Each of the Assignor, the Original Insurers and the Reinsurers irrevocably waives and agrees not to raise any objection which it may have now or hereafter to the laying of the venue of any proceedings in any such court as is referred to in this Clause 10.2 and any claim that any such proceedings have been brought in an inconvenient or inappropriate forum and further irrevocably agrees that a judgment in any proceedings brought in the English courts shall be conclusive and binding upon it and may be enforced in the courts of any other jurisdiction.

          (c) Nothing contained in this Clause 10.2 shall limit the right of the Security Trustee to take proceedings against each of the Assignor, the Original Insurers and the Reinsurers in any other court of competent jurisdiction, nor shall the taking of proceedings in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

10.3. Each of the Assignor, the Original Insurers and the Reinsurers hereby irrevocably and unconditionally:

     (a) appoints the parties specified in Appendix 6 as its process agent to receive, for and on its behalf, service of process in England in any proceedings with respect to this Agreement;

     (b) agrees that failure by any such process agent to give notice of such process to it shall not impair the validity of such service or of any judgment based thereon; and

     (c) agrees that nothing in this Agreement shall affect the right to serve process in any other manner permitted by law.

10.4. To the extent that any of the Assignor, the Original Insurers and the Reinsurers may now or hereafter be entitled, in any jurisdiction in which proceedings may at any time be commenced with respect to this Agreement, to claim for itself or its undertakings, property, assets or revenue present or future any immunity (sovereign or otherwise) from suit, jurisdiction of any court, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from set-off, banker's lien, counterclaim or any other legal process or remedy with respect to its obligations under this Agreement and/or to the extent that in any such jurisdiction there may be attributed to each of the Assignor, the Original Insurers and the Reinsurers, any such immunity (whether or not claimed), each of the Assignor, the Original Insurers and the Reinsurers hereby to the fullest extent permitted by applicable law irrevocably agrees not to claim, and hereby to the fullest extent permitted by applicable law waives, any such immunity.

10.5. Each of the Assignor, the Original Insurers and the Reinsurers consents generally in respect of any proceedings to the giving of any relief or the issue of any process in connection with such proceedings including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such proceedings.

10.6. If any dispute arises in relation to this Agreement, including any question as to existence, validity or termination, such dispute shall, at the option only of the Security Trustee, be referred to and finally resolved by arbitration under the rules of the London Court of International Arbitration which are applicable at the time of reference to the arbitration and are deemed to be incorporated by reference into this Clause 10.6. Such arbitration shall take place in London, England and shall be conducted by three arbitrators, one of whom shall be nominated by the Assignor, the Original Insurers and the Reinsurers, one by the relevant Security Trustee and the third to be agreed between the two arbitrators so nominated and in default the arbitrator shall be nominated by the President of the London Court of International Arbitration. The language in which such arbitration shall be conducted shall be English. Any award rendered shall be final and binding on the parties thereto and may be entered into any court having jurisdiction or application may be made to such court for an order of enforcement as the case may require. No party may appeal to any court from any award or decision of the arbitral tribunal and, in particular, but without limitation, no applications may be made under section 45 of the Arbitration Act 1996 and no appeal may be made under section 69 of the said Act.

11   COUNTERPARTS

     This Agreement may be executed in any number of counterparts and by different parties on separate counterparts which when taken together shall constitute one instrument.

IN WITNESS WHEREOF this Agreement has been executed as a deed by the parties hereto and is delivered on the date stated at the beginning of this Deed.

                                   EXECUTED as a deed and delivered by
                                   CLOSED TYPE JSC KARAKUDUKMUNAY acting



                                   by   /S/ NIKOLAI D. KLINCHEV
                                        -----------------------------
                                   Name:  Nikolai D. Klinchev
                                   Title: General Director



                                   by   /S/ RICHARD J. MOORE
                                        -----------------------------
                                   Name:  Richard J. Moore
                                   Title: Finance Director


                                   EXECUTED as a deed and delivered by
                                   KAZAKINSTRAKH JSC acting



                                   by   /S/ ERBOLAT S. OSPANOV
                                        -----------------------------
                                   Name:  Erbolat S. Ospanov
                                   Title: Chairman of the Board



                                   by   /S/ KAIRAT M. TUREGALIEV
                                        -----------------------------
                                   Name:  Kairat M. Turegaliev
                                   Title: Deputy Chairman of the Board


                                   EXECUTED as a deed and delivered by
                                   SCHWARZMEER UND OSTSEE INSURANCE CO.
                                   LIMITED (SOVAG) U.K. acting


                                   by
                                   Name:
                                   Title:


                                   by
                                   Name:
                                   Title:

                                   The COMMON SEAL of
                                   THE LAW DEBENTURE TRUST CORPORATION
                                   p.l.c.
                                   as Security Trustee
                                   was hereunto affixed in the presence of:

                                   /S/ JULIAN MASON-JEBB
                                   -----------------------------
                                   Name:  Julian Mason-Jebb
                                   Title:  Director


                                   /S/ CLIVE RAKESTROW
                                   -----------------------------
                                   Name:  Clive Rakestrow
                                   Title:  Authorised Signatory




                                APPENDIX 1

                             KAZAKINSTRAKH JSC



                                APPENDIX 2

         SCHWARZMEER UND OSTSEE INSURANCE CO. LIMITED (SOVAG) U.K.



                                APPENDIX 3

              FORMS OF ENDORSEMENTS AND LOSS PAYABLE CLAUSES



                                  PART I
                               ENDORSEMENTS

Each insurance policy ("POLICY") shall contain the  following endorsements:

1.   In this endorsement:

     "ASSIGNEE" means The Law Debenture Trust Corporation p.l.c.

     "ASSIGNMENT OF REINSURANCE" means the Assignment of Reinsurance dated 8 February 2000 between the Company, Assignee and the insurers and reinsurers named therein.

     "CO-INSUREDS"  means the Facility Agent and the Assignee.

     "COMPANY" means Closed Type JSC Karakudukmunay

     "FACILITY AGENT" means Shell Capital Services Limited in its capacity as Facility Agent (as defined in the KKM Assignment of Inurances).

     "INSURED" means any person named as the insured in this Policy.

     "REINSURERS" means the insurance company or companies which has or have issued this Policy.

2. The Reinsurers hereby waive all rights of subrogation and any similar rights however arising which they may have or acquire against any of the Company, the Original Insurers, the Assignee, the Facility Agent and their officers, directors, employees and assigns, arising out of any occurrence in respect of which any claim is admitted under this Policy.

3. All the provisions of this Policy (except those relating to limits of liability) shall operate as if there were a separate Policy covering each Insured. Accordingly, the liability of the Insurers under this Policy to any Insured shall not be conditional upon the due observance and fulfillment by any other Insured of the terms of this Policy, and of any duties imposed upon such other Insured, and such liability shall not be affected by any failure in such observance of fulfillment by any such other Insured.

4. The Assignee, the Facility Agent and the Company are additional Insureds under this Policy. The Reinsurers waive all rights of contribution against any other insurance effected by the Assignee, the Facility Agent or the Company.

5. The Reinsurers agree that none of the Insureds shall be penalised or prejudiced in any way by an unintentional or inadvertent misrepresentation, non-disclosure, want of due diligence or breach of any declaration, condition or warranty contained in this policy, provided this shall not be applicable in respect of a deliberate misrepresentation, deliberate non-disclosure, deliberate want of due diligence or deliberate breach of declaration, condition or warranty, insofar as any of the aforesaid relate to a particular claim or relate to an event which may give rise to a particular claim.

6. The Assignee is a loss payee under this Policy and will continue to be a loss payee under this Policy upon its renewal.

7.   Neither of the Co-Insureds shall have any duty of disclosure.

8. The sums insured and risks covered under this Policy may not be reduced without the prior written consent of the Assignee.

9.   Each Reinsurer agrees to advise the Assignee:

     (a) at least 45 calendar days before any cancellation or suspension is to take effect, if any such Insurer cancels or suspends or gives notice of cancellation or suspension of this Policy for any reason including non-payment of premium;

     (b) at least 45 calendar days before any reduction in limits or coverage, any increase in deductibles or any termination before the original expiry date is to take effect under this Policy;

     (c) promptly (and in any event within 5 calendar days) if the Company has not renewed this Policy at least 45 calendar days before its expiry date;

     (d) of any act or omission or of any event of which the Reinsurer has knowledge and which might invalidate or render unenforceable in whole or in part this Policy, as soon as is reasonably practicable and in any event within 5 calendar days of any such act, omission or event; and

     (e) at least 45 calendar days, to the extent it is aware of the same, prior to any action or event which might make the Policy void or voidable.

     This Policy shall not be cancelled or the coverage so altered or affected before the expiry of the notice periods referred to above.

     10. Neither of the Co-Insureds shall be liable for the payment of any premium or other fees under this Policy or performance of any other obligation owed to the Reinsurers, and there shall be no set-off for unpaid premiums in relation to the Insured seeking protection under this Policy, but this shall not relieve the Company from its obligations to pay any premium or other fees due under this Policy.

     11. All notices to be given by the Reinsurers to the Co-Insureds shall be sent to the following addresses and shall take effect when delivered by either hand, fax, or established courier service:

     THE ASSIGNEE

     The Law Debenture Trust Corporation p.l.c., Princes House, 95 Gresham Street, London EC2V 7LY, England

     Attention:  The Manager, Trust Management
     Fax:  +44 (0)20 7696 5261/7606 0643

     THE FACILITY AGENT

     Shell Capital Services Limited , Shell Centre, London SE1 7NA, England

     Attention:  The Financial Controller
     Fax: +44 (0)20 934 7058


                                  PART II
                           LOSS PAYABLE CLAUSES

     By an assignment of reinsurance dated 8 February 2000 (the "ASSIGNMENT") between Closed Type JSC Karakudukmunay (the "COMPANY"), The Law Debenture Trust Corporation p.l.c. as security trustee for and on behalf of the Finance Parties, the Original Insurers and the Reinsurers (as such terms are defined in the Assignment) (as the same may be amended, assigned, novated, restated or supplemented), each the Original Insurers and the Company assigned to the Assignee all of its present and future rights, benefits, interests, and claims under and in respect of this insurance and all of its proceeds (including all claims relating to it and returns of premiums in respect of it).

     Until the Assignee (the "LOSS PAYEE") notifies the Reinsurers otherwise in writing, all claims and recoveries under this insurance shall be paid to the following account: ABN AMRO Bank N.V., London Branch, 250 Bishopsgate, London, Account Number: 40061949 Karakudukmunay JSC, Sorting Code 40-50-30, SWIFT code ABNAGV B2L or such other account as the Assignee shall from time to time advise you.



                                APPENDIX 4

             KAZAKINSTRAKH JSC INSURANCE POLICY NO. PP990003/H



                                APPENDIX 5

                          SCHWARZMEER UND OSTSEE
                  INSURANCE COMPANY LIMITED (SOVAG) U.K.
                            POLICY NO. YMR110D



                                APPENDIX 6

                       AGENTS FOR SERVICE OF PROCESS

            PARTY                        AGENT FOR SERVICE OF PROCESS

1. Closed Type JSC Karakudukmunay     Law Debenture Corporate Services
                                      Limited
                                      Princes House, 95 Gresham Street
                                      London
                                      EC2V 7LY

2. Kazakinstrakh JSC                  Heath Kazakhstan Limited
                                      103 Furmanov Street, Suite 312
                                      Almaty
                                      Republic of Kazakhstan

3. Schwarzmeer und Ostsee Insurance   Heath Aviation, Marine & Energy
   Co. Limited., (SOVAG) U.K          133 Houndsditch
                                      London EC3A 7AH
                                      England





                             TABLE OF CONTENTS
                                                                       PAGE
1    DEFINITIONS AND INTERPRETATION. . . . . . . . . . . . . . . . . . . 2
     1.1  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . 2
     1.2  Interpretation . . . . . . . . . . . . . . . . . . . . . . . . 3
     1.3  Incorporation of Policy Terms. . . . . . . . . . . . . . . . . 3

2    PREMIUM PAYMENT ARRANGEMENTS. . . . . . . . . . . . . . . . . . . . 3

3    CLAIMS CONTROL AND PAYMENT ARRANGEMENTS . . . . . . . . . . . . . . 4

4    EFFECT OF PAYMENT BY REINSURERS . . . . . . . . . . . . . . . . . . 4

5    COVENANT TO PAY; ASSIGNMENT . . . . . . . . . . . . . . . . . . . . 4

6    AGREEMENTS AND UNDERTAKINGS WITH RESPECT TO THE REINSURANCE CONTRACTS
     AND UNDERLYING INSURANCES . . . . . . . . . . . . . . . . . . . . . 5

7    NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

8    REMEDIES AND WAIVERS, PARTIAL INVALIDITY. . . . . . . . . . . . . . 8

9    ASSIGNMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

10   LAW AND JURISDICTION. . . . . . . . . . . . . . . . . . . . . . . . 8

11   COUNTERPARTS. . . . . . . . . . . . . . . . . . . . . . . . . . . .10

APPENDIX 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13

APPENDIX 2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14

APPENDIX 3 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15

APPENDIX 4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19

APPENDIX 5 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20

APPENDIX 6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21